UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2007

PLURIS ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-25579

(Commission File Number)

87-0571853

(IRS Employer Identification No.)

10777 Westheimer, Ste 1100, Houston, TX 77042-3462

(Address of principal executive offices and Zip Code)

281.383.9403

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On June 27, 2007, we closed a private placement consisting of 1,506,000 units of our securities at a price of $0.25 per unit for gross proceeds of $376,500. Each unit consists of one common share in the capital of our company and one common share purchase warrant, with one such warrant entitling the holder to purchase one share of our common stock at a price of $0.50 per share for a period of two years.

These securities were issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act to investors who are “accredited investors” within the respective meanings ascribed to that term in Rule 501(a) under the 1933 Act. No advertising or general solicitation was employed in offering the securities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURIS ENERGY GROUP INC.

By: /s/ Sacha H. Spindler

Sacha H. Spindler

Dated: June 29, 2007

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